UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2013

Columbia Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51262

MD	20-0068852
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Glenlake Parkway, Suite 1200
Atlanta, GA 30328
(Address of principal executive offices, including zip code)

(404) 465-2200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

On July 17, 2013, the board of directors of Columbia Property Trust, Inc. (the “Company”) adopted amendments to the Company's Code of Ethics (the “Code”) to conform the Code to the requirements imposed by the New York Stock Exchange. The amendments included the following: renaming the Code of Ethics as the Code of Business Conduct and Ethics; expanding the definition of a conflict of interest; changing the standard by which transactions involving a potential conflicts of interest must be approved by the board of directors; and adding sections regarding corporate opportunities and insider trading. A copy of the Code of Business Conduct and Ethics is available on the Company's website at www.columbiapropertytrust.com.

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 17, 2013, the Company held its annual meeting of stockholders at the Atlanta Marriott Perimeter Center at 246 Perimeter Center Parkway, NE in Atlanta, Georgia. The matters submitted to the stockholders for a vote were (i) the election of seven directors to hold office until the next annual meeting of the stockholders and until their successors are elected and qualified, and (ii) a proposal to approve the 2013 Long-Term Incentive Plan, as described in our proxy statement.

The nominees submitted for election as directors were Charles R. Brown, Richard W. Carpenter, Bud Carter, John L. Dixon, E. Nelson Mills, George W. Sands, and Neil H. Strickland. The number of votes cast for and votes withheld for each of the director nominees was as follows:

Name	For	Withhold
Charles R. Brown	265,903,944.4	15,914,216.2
Richard W. Carpenter	265,842,039.6	15,976,121.0
Bud Carter	265,496,260.8	16,321,899.8
John L. Dixon	265,977,193.1	15,840,967.5
E. Nelson Mills	265,857,797.7	15,960,362.9
George W. Sands	265,984,909.5	15,833,251.1
Neil H. Strickland	265,512,354.2	16,305,806.4

All of the nominees were elected to serve as directors until the next annual meeting of the stockholders and until their successors are duly elected and qualified.

The following are the voting results with respect to the 2013 Long-Term Incentive Plan (the proposal below is described in detail in the proxy statement related to the annual meeting of stockholders):

Proposal	For	Against	Abstain
Approve the 2013 Long-Term Incentive Plan.	234,242,609.3	25,309,136.6	22,266,414.7

The long term incentive plan was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA PROPERTY TRUST, INC.

Dated: July 18, 2013	By:	/s/ WENDY W. GILL
Wendy W. Gill
Chief Accounting Officer, Treasurer, and Principal Financial Officer